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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) JUNE 7, 2004

                        COMMISSION FILE NUMBER: 000-33439

                       ENDEAVOUR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                 Nevada                                   88-044839
                 ------                                   ---------
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                  1001 FANNIN, SUITE 1700, HOUSTON, TEXAS 77002
            (Address of principal executive offices)    (Zip code)

                                 (713) 307-8700
              (Registrant's telephone number, including area code)

                                      None
     (Former name, former address and former fiscal year, if changed since last report)

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                       ENDEAVOUR INTERNATIONAL CORPORATION

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

During the second quarter of 2004, Endeavour International Corporation changed its method of accounting for oil and gas properties from the successful efforts method to the full cost method. We believe that the full cost method of accounting is more appropriate for Endeavour in light of the significant changes in our operations that have recently occurred. We believe capitalization of seismic and other exploration technology expenditures as well as the cost of all exploratory wells recognizes the value these expenditures add to the program of an exploration focused company like Endeavour. Amortization of these costs over the life of the discovered reserves provides a more appropriate method of matching revenues and expenses related to our exploration strategy. Our technical strategy is founded on a philosophy that regional petroleum systems analyses improve competitive advantage, reduce exploration risk and optimize value creation. Regional petroleum systems analysis has been successfully employed by our new management and technical team in their past experiences to identify and commercialize reserves in basins worldwide.

On February 26, 2004, we completed a series of transactions that significantly transformed the nature and scope of our business. These changes include:

      -     a new management team;

      - a new business strategy of exploration, exploitation and acquisition that will be focused on the North Sea;

      - the acquisition of NSNV, Inc. which possessed the seismic data and management team that will be central to the Company's new strategy; and;

      - a restructuring which resulted in the sale of all interests in U.S. oil and gas properties.

Prior to February 2004, the Company had no technical exploration and production staff and did not have any production until the fourth quarter of 2003. The only producing property, which had minimal production, was sold in the February 2004 restructuring.

We believe that the full cost method of accounting more accurately reflects the results of our future operations. The full cost method of accounting is used by many independent oil and gas companies and its use will allow investors to better assess the performance of the Company.

The adoption of the full cost method requires the restatement of all historical periods as though the full cost method was in use from inception. Therefore we have restated our financial statements accordingly. Our restated audited financial statements for the years ended December 31, 2003 and 2002 and the period from January 13, 2000 (Inception) through December 31, 2003 and our restated unaudited financial statements for the three months ended March 31, 2004 and 2003 and the period from January 13, 2000 (Inception) through March 31, 2004 are attached as exhibits to this Form 8-K. In addition the results of operations sections of our MD&A for these periods have been restated to reflect the change to the full cost method and are attached as exhibits 99.3 and 99.4 to this Form 8-K.

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                       ENDEAVOUR INTERNATIONAL CORPORATION

As used in this Form 8-K, the terms the "Company", "Endeavour", "we", "us", "our" and similar terms refer to Endeavour International Corporation and, unless the context indicates otherwise, its consolidated subsidiaries.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description of Exhibit
-----------    ----------------------
   18          Letter regarding change in accounting principles.

   99.1 Audited financial statements for the years ended December 31, 2003 and 2002 and the period from January 13, 2000 (Inception) through December 31, 2003 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

   99.2        Unaudited financial statements for the three months ended March
               31, 2004 and 2003 and the period from January 13, 2000
               (Inception) through March 31, 2004 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

   99.3        Results of operations sections of our MD&A for the years ended
               December 31, 2003 and 2002 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

   99.4 Results of operations sections of our MD&A for the three months ended March 31, 2004 and 2003 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

 By:

/s/ William L. Transier
----------------------------
William L. Transier
Co-Chief Executive Officer

Date: July 9, 2004

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                               INDEX TO EXHIBITS

Exhibit No.    Description of Exhibit
-----------    ----------------------
   18          Letter regarding change in accounting principles.

   99.1 Audited financial statements for the years ended December 31, 2003 and 2002 and the period from January 13, 2000 (Inception) through December 31, 2003 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

   99.2        Unaudited financial statements for the three months ended March
               31, 2004 and 2003 and the period from January 13, 2000
               (Inception) through March 31, 2004 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

   99.3        Results of operations sections of our MD&A for the years ended
               December 31, 2003 and 2002 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.

   99.4 Results of operations sections of our MD&A for the three months ended March 31, 2004 and 2003 as restated to reflect the adoption of the full cost method of accounting for oil and gas properties.